SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 30, 2002


                        INTERSTATE BAKERIES CORPORATION
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

      Delaware              1-11165            43-1470322
      --------              -------            ----------
      (State of         (Commission File    (I.R.S. Employer
   Incorporation)           Number)          Identification
                                                 Number)


            12 East Armour Boulevard, Kansas City, Missouri 64111
            -----------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (816) 502-4000
                                                    --------------


         (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

      On September 30, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended August 24, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Interstate Bakeries Corporation (the "Company") for the period ending August 24, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles A. Sullivan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      /s/ Charles A. Sullivan
      --------------------------
      Charles A. Sullivan
      Chief Executive Officer
      September 30, 2002



                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Interstate Bakeries Corporation (the "Company") for the period ending August 24, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank W. Coffey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


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



      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ Frank W. Coffey
      ------------------------
      Frank W. Coffey
      Chief Financial Officer
      September 30, 2002

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               INTERSTATE BAKERIES CORPORATION


Dated: September 30, 2002
                               By: /s/ Charles A. Sullivan
                                   --------------------------------
                                   Charles A. Sullivan
                                   Chairman of the Board and
                                   Chief Executive Officer




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